Exhibit 10.4
CONSOLIDATED AMENDED AND RESTATED SECURITY AGREEMENT

THIS CONSOLIDATED AMENDED AND RESTATED SECURITY AGREEMENT (the “Agreement”) is made and entered into as of February 12, 2015, by and among [i] ALMOST FAMILY, INC., a Delaware corporation (“Borrower”), [ii] each of the SUBSIDIARY GUARANTORS identified as such on the signatures pages to this Agreement (collectively, the “Subsidiary Guarantors”), and [iii] JPMORGAN CHASE BANK, N.A., acting as Administrative Agent (“Administrative Agent”) pursuant to the Credit Agreement (“Original Credit Agreement”) dated as of December 2, 2010, as modified by a Letter Agreement dated as of December 10, 2012, a Second Amendment to Credit Agreement (“Second Amendment”) dated as of December 6, 2013, and a Third Amendment to Credit Agreement dated as of the date hereof (“Third Amendment”) (collectively, together with any amendments thereto, the “Credit Agreement”; certain capitalized terms used in this Agreement have the meanings set forth for them in the Credit Agreement unless expressly otherwise defined in this Agreement and are incorporated by reference herein) entered into among Borrower, Administrative Agent and the Lenders as defined in the Credit Agreement that are parties thereto.

RECITALS

A.  Each Subsidiary Guarantor is a direct or indirect subsidiary of the Borrower.

B.           Pursuant to the Original Credit Agreement, the Borrower and certain of the Subsidiary Guarantors that are parties to this Agreement also are parties to a Security Agreement (“Original Security Agreement”) pursuant to which each granted a security interest to Administrative Agent for the benefit of the Lenders in all or substantially all personal property of each as part of the Collateral for the Obligations.

C.           In conjunction with the execution and delivery of the Second Amendment and the “OMNI Acquisition” referred to therein, certain of the Subsidiary Guarantors that are a party to this Agreement but were not parties to the Original Security Agreement executed and delivered a Security Agreement (“OMNI Acquisition Security Agreement”) pursuant to which they also granted a security interest to the Administrative Agent for the benefit of the Lenders in all or substantially all of the personal property of those Subsidiary Guarantors as part of the Collateral for the Obligations.

D.           In conjunction with and as a condition to the modifications to the Credit Agreement effected by the Third Amendment, the Lenders have required and Borrower and the Subsidiary Guarantors have agreed to consolidate, and amend and restate as set forth herein the provisions of the Original Security Agreement and the OMNI Acquisition Security Agreement and, in the case of Subsidiary Guarantors that are parties to this Agreement but were not parties to either the Original Security Agreement or the OMNI Acquisition Security Agreement, to effect the initial grant of a security interest in the property of each as hereinafter described as part of the Collateral for the Obligations.

NOW, THEREFORE, IT IS AGREED BY THE PARTIES AS FOLLOWS:

1. Grant of Security.  For valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged by Borrower and each of the Subsidiary Guarantors (Borrower and each of the Subsidiary Guarantors are referred to herein individually and collectively as “Grantor”), Grantor hereby pledges, assigns, transfers, and grants to Administrative Agent a continuing security interest in all property described in Exhibit A attached to and made a part of this Agreement as Collateral for the Obligations.

2. Authorization to File Financing Statements.  Grantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any Uniform Commercial Code (“UCC”) jurisdiction any initial financing statements and amendments thereto that [i] indicate the Collateral [a] as all personal property of Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC as in effect in the Commonwealth of Kentucky on the date of this Agreement (“Kentucky UCC”) or the UCC of any other applicable jurisdiction, or [b] as being of an equal or lesser scope or with greater detail, and [ii] contain any other information required by part 5 of Article 9 of the Kentucky UCC or the UCC of any other applicable jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including [x] whether Grantor is an organization, the type of organization, and any organizational identification number issued to Grantor and, [y] in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates.  Grantor agrees to furnish any such information to Administrative Agent promptly upon request.  Grantor also ratifies, if applicable, its authorization for the Administrative Agent to have filed any initial financing statements or amendments thereto if filed before the date of this Agreement.

3. Representations and Warranties.  Grantor represents and warrants to Administrative Agent that:

A. Grantor’s exact legal name (i.e., the exact name of Grantor as it appears in Grantor’s organizational documents, as amended, as filed in Grantor’s jurisdiction of organization or formation) and organizational form (e.g. corporation, limited liability company) is that name and form set forth in the preamble to this Agreement in the case of Borrower and the signature pages of this Agreement in the case of each Grantor.

B. Grantor’s mailing address is set forth in Exhibit B attached to and made a part of this Agreement.

C. The Collateral is used for business purposes, and the Collateral and the books and records pertaining to the Collateral are maintained at the addresses set forth in Exhibit B and Exhibit B-1 to this Agreement.

D. Grantor is the owner of the Collateral or has rights in or the power to transfer the Collateral and the Collateral is free from all liens and security interests as of the date of this Agreement except for the liens and security interests permitted by the express terms of the Loan Documents.

E. The execution and performance of this Agreement will not, either immediately, or with notice and/or passage of time, result in the creation or imposition of any encumbrance upon any of the Collateral except as granted by this Agreement.

F. At no time during the five (5) years preceding the date of this Agreement has Grantor or any other business or organization to which Grantor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise operated under any assumed name or other name than the name of Grantor first set forth in this Agreement and, in the case of Borrower, Caretenders Health Corp.

G. Grantor holds no commercial tort claim except any as more particularly described in Exhibit A to this Agreement.

H. The names and addresses of all persons or entities other than Grantor that have possession or are intended to have possession of any of the Collateral are set forth in Exhibit B-1 to this Agreement.

I. No Intellectual Property of any Grantor is registered with the United States Patent and Trademark Office, the United States Copyright Office or other Governmental Authority, except as set forth in Exhibit B to this Agreement.

4. Covenants.  Grantor agrees with Administrative Agent that until the Obligations have been paid in full and discharged to the satisfaction of Administrative Agent:

A. Grantor will execute and deliver to Administrative Agent all information, legal descriptions, financing statements and any amendments thereto to the extent, if any, that Grantor’s signature thereof is required, and such other documents and instruments pertaining to the Collateral as are necessary in the sole opinion of Administrative Agent to create, perfect, maintain, preserve and enforce the security interest of Administrative Agent in and if applicable, control of, the Collateral, including, but not limited to, the following actions with respect to the following types of Collateral:

(1) If Grantor owns or acquires any instrument (other than checks and other payment instruments received and collected in the ordinary course of business), promissory note or tangible chattel paper in an amount as to each such item of $10,000 or more, or in any amount at a time when the sum of all such instruments exceeds $100,000, Grantor shall within ten (10) days of such ownership or acquisition notify Administrative Agent thereof and shall at Administrative Agent’s request and option, promptly endorse, assign and deliver the same to Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as Administrative Agent may from time to time specify as further security hereunder.

(2) For each deposit or similar account that Grantor at any time opens or maintains, Grantor shall, at Administrative Agent’s request and option, pursuant to an agreement in form and substance satisfactory to Administrative Agent, either [i] cause the depositary bank to agree to comply at any time with instructions from Administrative Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of Grantor, or [ii] arrange for Administrative Agent to become the customer of the depositary bank with respect to the deposit account, with Grantor being permitted, only with the consent of Administrative Agent, to exercise rights to withdraw funds from such deposit account.  Grantor hereby appoints Administrative Agent as the attorney-in-fact for Grantor, which appointment is coupled with an interest and is irrevocable, for the purpose of executing and delivering on Grantor’s behalf the agreements authorized in the immediately preceding sentence.  The provisions of this Section of this Agreement shall not apply to deposit accounts for which Administrative Agent is the depositary, nor to deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Grantor’s salaried employees.

(3) If any inventory or other goods having a value greater than $10,000 are at any time in the possession of a bailee, Grantor shall promptly notify Administrative Agent thereof and, if requested by Administrative Agent, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to Administrative Agent, that the bailee holds such Collateral for the benefit of Administrative Agent and shall act upon the instructions of Administrative Agent, without the further consent of Grantor.

(4) If Grantor at any time holds or acquires an interest having a value greater than $10,000 in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, Grantor shall promptly notify Administrative Agent thereof and, at the request of Administrative Agent, shall take such action as Administrative Agent may reasonably request to vest in Administrative Agent control of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

(5) If Grantor is at any time a beneficiary under a letter of credit with a stated amount of $25,000 or more, Grantor shall promptly notify Administrative Agent thereof and, at the request and option of Administrative Agent, Grantor shall, pursuant to an agreement in form and substance satisfactory to Administrative Agent, either [i] arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Administrative Agent of the proceeds of any drawing under the letter of credit, or [ii] arrange for Administrative Agent to become the transferee beneficiary of the letter of credit, with Administrative Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be released to Grantor unless an Event of Default has occurred and is continuing, in which case the proceeds shall, at the option of Administrative Agent, be retained by Administrative Agent as cash collateral for the Obligations or applied as a prepayment of the Loan.

(6) If Grantor shall at any time hold or acquire a commercial tort claim with an estimated value of $25,000 or more, Grantor shall immediately notify Administrative Agent in a writing signed by Grantor and describing the brief details thereof and grant to Administrative Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Administrative Agent.

(7) If Grantor at any time registers any Intellectual Property with an agency of the government of the United States, Grantor will provide Administrative Agent with details of that registration concurrently therewith and, if requested by Administrative Agent, enter into such documentation as Administrative Agent requests in order to perfect the security interest of Administrative Agent for the benefit of the Lenders therein.

B. Grantor will take any other action reasonably requested by Administrative Agent to insure the attachment, perfection and first priority of, and the ability of Administrative Agent to enforce, Administrative Agent’s security interest in any and all of the Collateral including, without limitation, [i] executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Kentucky UCC or the UCC of any other jurisdiction, to the extent, if any, that Grantor’s signature thereon is required therefor, [ii] causing Administrative Agent’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Administrative Agent to enforce, Administrative Agent’s security interest in such Collateral, [iii] complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Administrative Agent to enforce, Administrative Agent’s security interest in such Collateral, [iv] obtaining governmental and other third party consents and approvals, including without limitation, any consent of any licensor, lessor or other person obligated on Collateral, [v] obtaining waiver from mortgagees and landlords in form and substance satisfactory to Administrative Agent, [vi] providing Administrative Agent from time to time on or before five (5) days following any request from Administrative Agent for same with a current listing of all deposit accounts maintained by or in the name of Grantor and the names and addresses of all account debtors and customers of Grantor, and [vii] taking all actions required by any earlier versions of the UCC or, as applicable, by other law, in any relevant UCC jurisdiction, or, as applicable, by other law as applicable in any foreign jurisdiction.

C. Grantor will defend the Collateral against the claims and demands of all persons; comply in all material respects with all applicable federal, state and local statutes, laws, rules and regulations, the noncompliance with which could have a material adverse effect on the value of the Collateral or the security intended to be afforded Administrative Agent hereby; and pay all ad valorem property taxes which constitute or may constitute a lien against any of the Collateral, prior to the date when penalties or interest would attach to such taxes.

D. Grantor will, if requested by Administrative Agent, insure the Collateral at Grantor’s expense against such risks, in such amounts, and with such insurers as Administrative Agent may request.  Such policies of insurance shall contain waiver of subrogation clauses, shall name Administrative Agent as an insured-loss payee pursuant to a standard Administrative Agent’s endorsement and shall provide that such policies may not be canceled or modified except on thirty (30) days’ prior written notice thereof from the insurer to Administrative Agent and otherwise shall be on terms satisfactory to Administrative Agent.  Grantor shall promptly deliver the original or, at the option of Administrative Agent, certificates of all such insurance policies to Administrative Agent and shall also cause to be delivered to Administrative Agent all renewals thereof.  Grantor also shall deliver to Administrative Agent at least ten (10) days prior to the respective due dates, renewal dates or expiration dates of such policies, proof of advance payment of all premiums thereof.  If Grantor fails to obtain such insurance, Administrative Agent shall have the absolute right (but not the obligation) to obtain same at Grantor’s expense, and Grantor shall reimburse Administrative Agent therefor, with interest thereon at the Alternate Base Rate immediately upon Administrative Agent’s demand.

Grantor hereby assigns to Administrative Agent all rights to receive proceeds of all insurance which is or may be required pursuant to this Section 5.D., not exceeding the unpaid balance of the Obligations to Administrative Agent, and authorizes Administrative Agent as the agent of Grantor and its attorney-in-fact to obtain, following the occurrence and during the continuance of an Event of Default, such proceeds and to endorse and negotiate any draft for such proceeds in Grantor’s name or otherwise.  In the event of damage or destruction of any of the Collateral covered by such insurance, any proceeds from such insurance shall upon request of Administrative Agent, following the occurrence and during the continuance of an Event of Default, be paid to Administrative Agent and, at the option of Administrative Agent, be applied either to reduce the Obligations, or endorsed to Grantor and disbursed from time to time by Administrative Agent at Grantor’s written request but only for the repair and/or replacement of such damaged or destroyed Collateral.  While such insurance proceeds are in the possession of Administrative Agent, Administrative Agent shall have and hereby is granted by Grantor a first and prior security interest in such proceeds and cash and in all the repaired and replaced Collateral, and Grantor shall execute all such instruments in connection therewith as Administrative Agent shall require.

E. Grantor will keep the Collateral in good condition and repair, reasonable wear and tear excepted, and will permit Administrative Agent and its designees to inspect the Collateral and the books and records of Grantor at any reasonable time and from time to time.

F. Grantor will maintain accurate records of the Collateral, and will permit Administrative Agent, upon request by Administrative Agent from time to time, to inspect the Collateral and all evidence of ownership of the Collateral and all other books and records relating to the Collateral.

G. Grantor will advise Administrative Agent in writing, at least thirty (30) days prior thereto, of any change in [i] the locations where any of the Collateral is kept, or [iii] Grantor’s [a] name or the adoption, whether formal or informal, by Grantor of any “trade name” or “assumed name”; [b] organizational identification number; [c] type of organization; or [d] state of organization or formation.

H. Grantor will not permit any part of the Collateral, or any of the records concerning same, to be removed from the present locations thereof except in the ordinary course of business without the prior written consent of Administrative Agent, provided such consent is not unreasonably withheld.

I. Grantor will not [i] sign or authorize the signing on Grantor’s behalf or the filing of any financing statement naming Grantor as debtor covering all or any portion of the Collateral or [ii] permit any liens or security interests to attach to any of the Collateral except the security interests created by this Agreement and otherwise as permitted by the express terms of the Loan Documents.

J. Grantor will not permit any material part of the Collateral to be levied upon under any legal process.

K. Grantor will not sell, assign, lease or otherwise dispose of any of the Collateral except in the ordinary course of business and when such disposal of Collateral shall not have a material adverse effect on the business of Grantor, without the prior written consent of Administrative Agent.

L. Grantor will not permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded (material to the assets or the businesses of Grantor or the value of the security hereunder) by this Agreement.

M. Grantor will not permit any of the Collateral to become an accession or improvement to, or affixed to, other property in which Administrative Agent does not hold a security interest.

5. Appointment of Attorney-in-Fact.  Grantor hereby irrevocably appoints Administrative Agent as Grantor’s attorney-in-fact to do all acts and things which Administrative Agent may deem necessary or appropriate to perfect and continue perfected the security interest in the Collateral granted pursuant to this Agreement and to protect the Collateral, including, but not in any way limited to, the execution, if required, and filing of financing statements or amendments thereto covering the Collateral in Grantor’s name, as Grantor’s attorney-in-fact, wherever and whenever Administrative Agent deems appropriate.  All fees and taxes required for or in connection with any such filing shall be paid for by Grantor on demand of Administrative Agent and if paid by Administrative Agent, Grantor shall provide reimbursement therefor, with interest thereon at the Applicable Rate, immediately upon request of Administrative Agent.

6. Default and Remedies.  Upon the occurrence of any Event of Default, Administrative Agent may declare all of the Obligations to be automatically and immediately due and payable in full, without demand or notice of any kind, and Administrative Agent shall have all rights and remedies in and against the Collateral and otherwise of a secured party under the Kentucky UCC, the UCC of the Grantor State, the UCC of any Collateral State, if applicable, and all other applicable laws, and shall also have all rights and remedies provided herein, and in any other agreements between Grantor and Administrative Agent, all of which rights and remedies shall, to the fullest extent permitted by law, be cumulative.  Administrative Agent shall have the right to have the Collateral and all of the records pertaining to the Collateral delivered to Administrative Agent by Grantor at a place reasonably convenient to Administrative Agent and Grantor.  If the Collateral consists in whole or in part of accounts, general intangibles and/or contract rights, Administrative Agent shall have the right to notify all obligors of any of the same that the same have been assigned to Administrative Agent and that all payments thereon are to be made directly to Administrative Agent, including to any cash collateral account Administrative Agent elects to establish in the name of Administrative Agent for the benefit of Grantor, and to settle, compromise, or release, on terms acceptable to Administrative Agent, in whole or in part, any amounts owing on such accounts, general intangibles and contract rights, and to enforce payment and prosecute any action or proceeding with respect to same, and to extend the time of payment, make allowances and adjustments to and issue credits in the name of Administrative Agent or Grantor. Grantor will pay, as part of the Obligations secured hereby, all amounts, including but not limited to Administrative Agent’s reasonable attorneys’ fees, where permitted by applicable law, the cost of any field audit of the Collateral conducted by Administrative Agent or a third party at the request of Administrative Agent, the expenses of any accountants or consultants engaged by Administrative Agent to examine the financial and accounting records of Grantor, and all sums paid by Administrative Agent [i] for taxes, levies and insurance on, repair to, or appraisals, valuations and maintenance of, the Collateral or any real estate owned in fee or leased by Grantor and encumbered by a lien in favor of Administrative Agent securing any part of the Obligations, and [ii] in collecting proceeds of, taking possession of, disposing of, or preserving the Collateral, either directly or pursuant to the appointment of a receiver, with interest on all of same at the Applicable Rate.  Administrative Agent may bid upon and purchase any or all of the Collateral at any public sale thereof.  Administrative Agent may dispose of all or any part of the Collateral at public or private sale(s) in one or more lots and at one or more times and from time to time, and upon such terms and conditions, including a credit sale, as Administrative Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable.   Administrative Agent may sell the Collateral without giving any warranties as to the Collateral and may specifically disclaim any warranties of title or the like.  Administrative Agent may apply the net proceeds (in the case of a credit sale Grantor will only be credited with payments actually received by Administrative Agent as a part of any such credit sale) of any such disposition of the Collateral or any part thereof, after deducting all costs incurred in connection therewith, including Administrative Agent’s reasonable attorneys’ fees, and costs and expenses incidental to the holding, or preparing for sale, in whole or in part, of the Collateral, and with interest thereon at the Alternate Base Rate, in such order as Administrative Agent may, in accordance with applicable laws, elect, to the Obligations and any remaining proceeds shall be paid to Grantor or other party entitled thereto.

7. Termination.  This Agreement and the security interest and the rights of Administrative Agent hereunder shall terminate on the date that all of the Obligations have been paid in full or otherwise discharged to the complete satisfaction of Administrative Agent, except that such termination shall be void and the security interest and the rights of Administrative Agent hereunder automatically shall be reinstated if, following such termination, a claim (“Post Termination Claim”) is made against Administrative Agent under any federal, state or other bankruptcy, insolvency or similar law to recover any payments made on the Obligations.  Upon such termination, Administrative Agent shall, upon request of, and at the cost and expense of Grantor, execute and deliver for filing in each office where any financing statement relative to this Agreement shall have been filed, termination statements under the Uniform Commercial Code terminating Administrative Agent’s interests in the Collateral, subject to the provisions concerning a Post Termination Claim set forth in the immediately preceding sentence.

8. Notices.  Except for any notice required under applicable law to be given in another manner, any notice given under this Agreement shall be given in the manner stipulated by the Credit Agreement.  Each Grantor irrevocably designates Borrower as the agent for Grantor for the purpose of receiving any notices from Administrative Agent or any Lender pursuant to this Agreement and agrees that notices given by Administrative Agent or any Lender to the Borrower shall be effective as notice to Grantor if given in a manner stipulated by the Credit Agreement.

9. Acknowledgments and Waivers.  Grantor agrees that the whole or any part of the Collateral and any other security now or hereafter held for any of the Obligations secured hereby may be exchanged, compromised or surrendered by the Administrative Agent from time to time; that any guarantor, now or hereafter, of any of the Obligations, and any pledgors of collateral now or hereafter for any of the Obligations may be released in whole or in part from time to time; that any of the Obligations may be renewed or extended or accelerated, in whole or in part from time to time; that any of the provisions of any of the Loan Documents or of any other instrument or agreement securing, guaranteeing or otherwise pertaining to the Obligations may be modified or waived on one or more occasions; and that Grantor and the Collateral pledged hereunder shall remain bound hereunder notwithstanding any such exchanges, compromises, surrenders, extensions, renewals, accelerations, indulgences or releases, all of which may be effective without notice to or further consent by Grantor and none of which shall affect the right of the Administrative Agent to pursue the remedies available to the Administrative Agent under this Agreement or otherwise.  The ability of Administrative Agent to pursue its remedies hereunder with respect to the Collateral shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Grantor or any other person or entity or against any or all of the other security or liens available to the Administrative Agent for the payment of the Obligations secured hereby.  Grantor hereby waives any claim to marshalling of assets, any right to require that any action be brought against Grantor or any other person or entity prior to the exercise by Administrative Agent of its remedies with respect to the Collateral, and waives any right to require that resort be had to any security apart from the Collateral prior to action by Administrative Agent hereunder to realize upon the Collateral.

10. Other Provisions and Conditions.

A. Without limiting the generality of Section 1 hereof, the security interest created by this Agreement attaches to all types of property described in the Agreement and hereafter acquired by Grantor, whether as replacement for any of the Collateral or otherwise.

B. This Agreement shall bind Grantor and its successors and assigns and shall inure to the benefit of Administrative Agent and its successors and assigns.

C. Time shall be of the essence in the performance by Grantor of all the covenants, obligations and agreements of Grantor hereunder.

D. The invalidity or unenforceability of any provision hereof shall not affect or impair the validity or enforceability of any other provisions of this Agreement.

E. As used herein, as appropriate, the singular use includes the plural, and the plural includes the singular.

F. All exhibits and schedules attached to this Agreement are an integral part hereof and are incorporated herein as though fully set forth at this point.

G. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power, remedy or privilege vested in Administrative Agent by this Agreement shall operate as a waiver thereof, and any waiver by Administrative Agent shall only be effective if in writing and signed by an officer of Administrative Agent.

H. No amendment or modification of any provision of this Agreement, nor consent to any departure by any party therefrom, shall be binding and effective unless the same shall be in writing and signed by a duly authorized representative of Administrative Agent, which writing shall be strictly construed.

I. In the event of any inconsistency between the several captions and section headings of this Agreement and the provisions to which they pertain, the meaning of the provisions shall control.

J. This Agreement contains the final, complete and exclusive agreement of the parties pertaining to its subject matter and supersedes all prior written and oral agreements pertaining thereto.  Without limitation of the preceding sentence, this Agreement consolidates, amends and restates in their entirety, as set forth in the Recitals to this Agreement, the Original Security Agreement and the OMNI Acquisition Security Agreement.

K. This Agreement may be executed in any number of counterparts and by any combination of the parties to this Agreement in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Agreement, and it shall not be necessary in order to prove the execution and delivery of this Agreement by all of the parties to it to produce or account for any particular number of counterparts so long as the signature of each of the parties is affixed to at least one of those counterparts which are produced.

L. A facsimile signature of any party to this Agreement shall be sufficient to bind such party to the same extent as the manual signature of such party, but in such event such party shall provide to any other party requesting same, as soon as practicable following such request, with a counterpart of this Agreement as manually signed by such party.

M. Any word used in Exhibit A to this Agreement (and elsewhere in this Agreement unless the context requires otherwise), and defined in the Kentucky UCC shall have the meaning set forth for such word in the Kentucky UCC; provided, however, that the term “instrument” shall be such term as defined in Article 9 of the Kentucky UCC rather than Article 3 of the Kentucky UCC.  No reference to the word “proceeds” in Exhibit A to this Agreement (and elsewhere in this Agreement) authorizes any sale, transfer, or other disposition of the Collateral by Grantor.

11. Governing Law.  This Agreement was negotiated in the Commonwealth of Kentucky, the promissory note or notes secured by this Agreement were delivered by Grantor and accepted by Administrative Agent in the Commonwealth of Kentucky, and the proceeds of the promissory note or notes secured hereby were disbursed from the Commonwealth of Kentucky, which state Grantor and Administrative Agent agree has a substantial relationship to Grantor and Administrative Agent and to the underlying transactions in connection with which this Agreement was granted.  This Agreement, including matters of construction, validity and performance, and the obligations arising hereunder, shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky applicable to contracts made and performed in such state and any applicable law of the United States of America, except to the extent the Kentucky UCC provides for the application of the UCC or the other law of another state.

12. Consent to Jurisdiction and Venue.  Grantor hereby consents to the jurisdiction of any state or federal court located within the County of Jefferson, Commonwealth of Kentucky, and irrevocably agrees that, subject to the Administrative Agent’s sole and absolute election, any case or proceeding relating to Title XI of the United States Code and any actions relating to the Obligations secured hereby shall be litigated in such courts, and Grantor waives any objection Grantor may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court.  Nothing contained in this Section shall affect the right of the Administrative Agent to bring any action or proceeding against Grantor or the property of Grantor in the courts of any other jurisdiction.

13. WAIVER OF TRIAL BY JURY.  THE ADMINISTRATIVE AGENT AND GRANTOR ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY KNOWINGLY, VOLUNTARILY, AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AFTER HAVING CONSULTED OR HAVING HAD AMPLE OPPORTUNITY TO CONSULT THEIR RESPECTIVE LEGAL COUNSEL CONCERNING THE CONSEQUENCES OF SUCH WAIVER, TRIAL BY JURY IN ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) OR OTHER PROCEEDING BROUGHT TO ENFORCE OR DEFEND AGAINST COLLECTION OF OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

< the balance of this page intentionally has been left blank >

- -

<Signature Page to Consolidated Amended and Restated Security Agreement>

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

“Grantor”

[i]           BORROWER

ALMOST FAMILY, INC. a Delaware corporation

By:	/s/ C. Steven Guenthner
C. Steven Guenthner, as President
Principal Officer, Secretary & Treasurer

[ii]           SUBSIDIARY GUARANTORS

1	ADULT DAY CARE OF AMERICA, INC. , a Delaware corporation
2	AFAM MERGER, INC., a Delaware corporation
3	CAMBRIDGE HOME HEALTH CARE, INC., an Ohio corporation
4	CAMBRIDGE HOME HEALTH CARE, INC./PRIVATE, an Ohio corporation
5	CAMBRIDGE HOME HEALTH CARE HOLDINGS, INC., a Delaware corporation
6	CARETENDERS OF CLEVELAND, INC., a Kentucky corporation
7	CARETENDERS OF COLUMBUS, INC., a Kentucky corporation
8	CARETENDERS VISITING SERVICES EMPLOYMENT COMPANY, INC., a Kentucky corporation
9	NATIONAL HEALTH INDUSTRIES, INC., a Kentucky corporation
10	OMNI HOME HEALTH HOLDINGS, INC., a Delaware corporation
11	PATIENT CARE MEDICAL SERVICES, INC., a New Jersey corporation
12	PATIENT CARE NEW JERSEY, INC., a Delaware corporation
13	PATIENT CARE PENNSYLVANIA, INC., a Delaware corporation
14	PATIENT CARE, INC., a Delaware corporation
15	PRIORITY CARE, INC., a Connecticut corporation
16	SUNCREST HEALTHCARE, INC., a Georgia corporation
17	SUNCREST HOME HEALTH OF AL, INC., an Alabama corporation
18	SUNCREST HOME HEALTH OF CLAIBORNE COUNTY, INC., a Tennessee corporation
19	SUNCREST HOME HEALTH OF GEORGIA, INC., a Georgia corporation
20	SUNCREST HOME HEALTH OF MANCHESTER, INC., a Tennessee corporation
21	SUNCREST HOME HEALTH OF NASHVILLE, INC., a Tennessee corporation
22	SUNCREST HOME HEALTH OF SOUTH GA, INC., a Georgia corporation
23	SUNCREST LBL HOLDINGS, INC., a Tennessee corporation
24	SUNCREST TELEHEALTH SERVICES, INC., a Tennessee corporation
25	TENNESSEE NURSING SERVICES OF MORRISTOWN, INC., a Tennessee corporation
26	AFAM ACQUISITION, LLC, a Kentucky limited liability company
27	AFAM ACQUISITION OHIO, LLC, a Kentucky limited liability company
28	ALMOST FAMILY ACO SERVICES OF KENTUCKY, LLC, a Kentucky limited liability company
29	ALMOST FAMILY ACO SERVICES OF SOUTH FLORIDA, LLC, a Florida limited liability company
30	ALMOST FAMILY ACO SERVICES OF TENNESSEE, LLC, a Tennessee limited liability company
31	ALMOST FAMILY PC OF FT. LAUDERDALE, LLC, a Florida limited liability company
32	ALMOST FAMILY PC OF KENTUCKY, LLC, a Kentucky limited liability company
33	ALMOST FAMILY PC OF SW FLORIDA, LLC, a Florida limited liability company
34	ALMOST FAMILY PC OF WEST PALM, LLC, a Florida limited liability company
35	BGR ACQUISITION, LLC, a Florida limited liability company
36	CARETENDERS MOBILE MEDICAL SERVICES, LLC, an Ohio limited liability company
37	CARETENDERS OF JACKSONVILLE, LLC, a Florida limited liability company
38	CARETENDERS VISITING SERVICES OF DISTRICT 6, LLC, a Kentucky limited liability company
39	CARETENDERS VISITING SERVICES OF DISTRICT 7, LLC, a Kentucky limited liability company
40	CARETENDERS VISITING SERVICES OF GAINESVILLE, LLC, a Florida limited liability company
41	CARETENDERS VISITING SERVICES OF HERNANDO COUNTY, LLC, a Florida limited liability company
42	CARETENDERS VISITING SERVICES OF KENTUCKIANA, LLC, a Kentucky limited liability company
43	CARETENDERS VISITING SERVICES OF COLUMBUS, LLC, a Ohio limited liability company
44	CARETENDERS VISITING SERVICES OF OCALA, LLC, a Florida limited liability company
45	CARETENDERS VISITING SERVICES OF ORLANDO, LLC, a Kentucky limited liability company
46	CARETENDERS VISITING SERVICES OF PINELLAS COUNTY, LLC, a Florida limited liability company
47	CARETENDERS VISITING SERVICES OF SOUTHERN ILLINOIS, LLC, an Illinois limited liability company
48	CARETENDERS VISITING SERVICES OF ST. AUGUSTINE, LLC, a Florida limited liability company
49	CARETENDERS VISITING SERVICES OF ST. LOUIS, LLC, a Missouri limited liability company
50	CARETENDERS VNA OF OHIO, LLC, an Ohio limited liability company
51	CARETENDERS VS OF BOSTON, LLC, a Massachusetts limited liability company
52	CARETENDERS VS OF CENTRAL KY, LLC, a Kentucky limited liability company
53	CARETENDERS VS OF LINCOLN TRAIL, LLC, a Kentucky limited liability company
54	CARETENDERS VS OF LOUISVILLE, LLC, a Kentucky limited liability company
55	CARETENDERS VS OF NORTHERN KY, LLC, a Kentucky limited liability company
56	CARETENDERS VS OF OHIO, LLC, an Ohio limited liability company
57	CARETENDERS VS OF SE OHIO, LLC, an Ohio limited liability company
58	CARETENDERS VS OF WESTERN KY, LLC, a Kentucky limited liability company
59	HOME HEALTH AGENCY- BROWARD, LLC, a Florida limited liability company
60	HOME HEALTH AGENCY-CENTRAL PENNSYLVANIA, LLC, a Florida limited liability company
61	HOME HEALTH AGENCY-COLLIER, LLC, a Florida limited liability company
62	HOME HEALTH AGENCY-HILLSBOROUGH, LLC, a Florida limited liability company
63	HOME HEALTH AGENCY-ILLINOIS, LLC, a Florida limited liability company
64	HOME HEALTH AGENCY-INDIANA, LLC, a Florida limited liability company
65	HOME HEALTH AGENCY-PALM BEACHES, LLC, a Florida limited liability company
66	HOME HEALTH AGENCY-PENNSYLVANIA, LLC, a Florida limited liability company
67	HOME HEALTH AGENCY-PHILADELPHIA, LLC, a Florida limited liability company
68	HOME HEALTH AGENCY-PINELLAS, LLC, a Florida limited liability company
69	IMPERIUM HEALTH MANAGEMENT, LLC, a Kentucky limited liability company
70	IN HOMECARE NETWORK CENTRAL, LLC, an Indiana limited liability company
71	IN HOMECARE NETWORK NORTH, LLC, an Indiana limited liability company
72	MEDERI CARETENDERS VS OF SE FL, LLC, a Florida limited liability company
73	MEDERI CARETENDERS VS OF BROWARD, LLC, a Florida limited liability company
74	MEDERI CARETENDERS VS OF SW FL, LLC, a Florida limited liability company
75	MEDERI CARETENDERS VS OF TAMPA, LLC, a Florida limited liability company
76	OMNI HOME HEALTH SERVICES, LLC, a Delaware limited liability company
77	OMNI HOME HEALTH-DISTRICT 1, LLC, a Florida limited liability company
78	OMNI HOME HEALTH-DISTRICT 2, LLC, a Florida limited liability company
79	OMNI HOME HEALTH-DISTRICT 4, LLC, a Florida limited liability company
80	OMNI HOME HEALTH-HERNANDO, LLC, a Florida limited liability company
81	OMNI HOME HEALTH-JACKSONVILLE, LLC, a Florida limited liability company
82	PATIENT CARE CONNECTICUT, LLC, a Connecticut limited liability company
83	PRINCETON HOME HEALTH, LLC, an Alabama limited liability company
84	SUNCREST COMPANION SERVICES, LLC, a Tennessee limited liability company
85	SUNCREST HEALTHCARE OF EAST TENNESSEE, LLC, a Tennessee limited liability company
86	SUNCREST HEALTHCARE OF MIDDLE TN, LLC, a Tennessee limited liability company
87	SUNCREST HEALTHCARE OF WEST TENNESSEE, LLC, a Tennessee limited liability company
88	SUNCREST HOME HEALTH OF TAMPA, LLC, a Florida limited liability company
89	SUNCREST HOME HEALTH-SOUTHSIDE, LLC, a Georgia limited liability company
90	SUNCREST OUTPATIENT REHAB SERVICES OF TN, LLC, a Tennessee limited liability company
91	SUNCREST OUTPATIENT REHAB SERVICES, LLC, an Alabama limited liability company

By:	/s/ C. Steven Guenthner
C. Steven Guenthner, as President, Principal Financial Officer, Secreatary & Treasurer of each Subsidiary
Guarantor designated as numbers 1-91 above

Accepted on behalf of Lenders by Administrative Agent

JPMORGAN CHASE BANK, N.A.

Date	By:	/s/ James Duffy Baker, Jr.
James Duffy Baker, Jr.
Authorized Officer

Exhibits and Schedules:

Exhibit A -- Description of Collateral
Exhibit B -- Offices of Grantor and Locations of Collateral

- -

Exhibit A

to Security Agreement

(Description of Collateral)

(Rights to payment and intangible assets)

A. All accounts, instruments, documents, chattel paper, money, deposit accounts, investment property, letter of credit rights, supporting obligations and general intangibles of Grantor, whether now existing or hereafter arising in each case, and all cash or non-cash proceeds of the foregoing; and all ledger sheets, customer lists, files, computer information, programs and source codes, object codes, and software and all other books, records and data of Grantor relating to any of the foregoing; and all of the foregoing, whether now existing or hereafter created or acquired by Grantor.

(Goods)

B. All goods of Grantor, including inventory, equipment and fixtures, whether now owned or hereafter acquired in each case, and all substitutions, replacements, additions or accessions therefor and thereto; and all cash or non-cash proceeds of the foregoing, including insurance proceeds, and all ledger sheets, files, computer programs and software and all other records of Grantor relating to any of the foregoing.

(Commercial Tort Claim)

C. Those certain currently existing commercial tort claims of Grantor set forth below {specifically describe the claim (i.e., parties, description of the dispute, case number – if available)}, and all cash or non-cash proceeds of the foregoing, and all ledger sheets, files, computer programs and software and all other records of Grantor relating to any of the foregoing; if no commercial tort claims are listed below, none are applicable:

- -

Exhibit B

to Security Agreement

1.           Complete street, city, and state addresses of each Grantor:

A.           Mailing address:

9510 Ormsby Station Road, Suite 300
Louisville, Kentucky  40223

B.           Places where Collateral is kept (if different from A):  See attached Exhibit B-1 incorporated by reference herein

C.	Places where records concerning the Collateral are kept (if different from A):

Locations listed in 1.A. and 1.B.

2.           Complete name, street, mailing, city, county and state addresses of any person or entity other than the Grantor that has or is intended to have possession of any of the Collateral:

NONE

3.           Description of any Intellectual Property registered with a Governmental Authority:

MARK	DATE ISSUED	REG. NUMBER	SECTIONS 8 & 15 AFFIDAVIT DUE DATE	RENEWAL DATE
CARETENDERS Owner: National Health Industries Inc. d/b/a Caretenders CPI # 16910	09/08/1992	1,714,414	Accepted and acknowledged 04/21/1998	Second renewal accepted 7/24/2012 Third renewal due between 09/08/2021 and 09/08/2022
CARETENDERS and Design Owner: Almost Family, Inc. CPI # 12539	01/14/1997	2,030,308	Accepted and acknowledged 01/25/2003	Renewed 01/14/2007 Second renewal due between 01/14/2016 and 01/14/2017
SENIORCARE SOLUTIONS CARETENDERS and Design Owner: Almost Family, Inc. CPI # 17028	08/08/2000	2,374,107	Accepted and acknowledged 10/19/2005	Renewed 01/12/2010 Second renewal due between 08/08/2019 and 08/08/2020
ALMOST FAMILY Owner: Almost Family, Inc. CPI # 17056	10/23/2001	2,499,621	Accepted and acknowledged 04/11/2007	Between 10/23/2020 and 10/23/2021
ALMOST FAMILY. THE NEXT BEST THING TO REAL FAMILY. Owner: Almost Family, Inc. CPI #17164	03/19/2002	2,550,726	Accepted and acknowledged 10/02/2007	Between 03/19/2021 and 03/19/2022
ALMOST FAMILY A and Design Owner: Almost Family, Inc. [Missing Graphic Reference] CPI #17229	12/17/2002	2,663,761	Accepted and acknowledged 01/22/2008	Second renewal due between 12/27/2021 and 12/17/2022
MEDERI Owner: Almost Family, Inc. CPI # 25352	03/03/1987	1,431,554	Accepted and acknowledged	Renewed 03/03/2007 Second renewal due between 03/03/2016 and 03/03/2017
MISCELLANOUS DESIGN Mark [Missing Graphic Reference] Owner: Almost Family, Inc. CPI # 25353	06/13/2006	3,103,502	Accepted and acknowledged August 10, 2012	Between 06/13/2015 and 06/13/2016
EXCELLENCE THROUGH SENIOR ADVOCACY (Stylized) Owner: Almost Family, Inc. CPI # 23626	12/23/2008	3,551,621	Accepted and Acknowledged January 10, 2015	Between 12/23/2017 and 12/23/2018
EXCELLENCE THROUGH SENIOR ADVOCACY (Typed Format) Owner: Almost Family, Inc. CPI # 23656	07/21/2009	3,657,441	Accepted and Acknowledged January 10, 2015	Between 07/21/2018 and 07/21/2019
WE ARE SENIOR ADVOCATES , Cl. 44 CPI # 24820	07/27/2010	3,824,633	Between 07/27/15 and 07/27/16	Between 07/27/2019 and 07/27/2020
MEDERI CPI# 25744	3/3/1987	1,431,554	Accepted and approved 9/14/2007	Between 03/03/2016 and 03/03/2017
COMMUNITY HOME HEALTH Florida registration in the name of Caretenders Visiting Services of St. Augustine LLC CPI# 25894	03/11/2009	Florida Registration No. T09000000242	Renewal due between 09/11/2013 and 03/11/2014	Registered in Florida
CARETENDERS (stylized) Trade Name in the name of Almost Family, Inc. CPI# 25895	06/25/1990	Alabama RN 104-605	Third renewal due between 08/02/2019 and 02/02/2020	Registered in Alabama Last renewed February 2, 2010
PATIENT CARE CPI# 25893	10/07/1991	New York RN S-12776	Third renewal due 04/07/2021 and 10/07/2021	Registered in New York State Last renewed 10/07/2011
CHF IN-HOME PROGRAM (stylized) CPI# 28056	10/22/12	85,760,367		Abandoned 2/28/14
COPD IN-HOME PROGRAM (STYLIZED) CPI# 28055	10/22/2012	85,760,405		Abandoned Aug. 21, 2013
MED SAFE IN-HOME PROGRAM (stylized) CPI# 28054	10/22/2012	85,760,378		Abandoned August 21, 2013
MED SAFE IN-HOME PROGRAM (stylized) CPI# 29728	08/16/2013	86,040,586		Abandoned June 5, 2014
DIABETES IN-HOME PROGRAM (stylized) CPI# 28053	10/22/2012	85,760,397		Abandoned August 21, 2013
DIABETES IN-HOME PROGRAM (stylized) CPI# 29727	8/16/13	86,040,547		Abandoned June 5, 2014

- -

Exhibit B-1

to Security Agreement

Location Number	Agency	Parent or Branch	Trade	Legal Entity	Address	TaxID
181-31	Clanton	Parent	SunCrest Home Health	SunCrest Home Health of AL, Inc.	222-224 7th Street South, Clanton, AL 35045-3704	27-0678962
452-33	Hartford BH	Parent	Patient Care	Priority Care, Inc.	1344 Silas Deane Hwy, Rocky Hill, CT 06067-1342	06-1482496
452-31	Wethersfield	Branch	Patient Care	Priority Care, Inc.	185 Silas Deane Highway, 3rd Floor, Wethersfield, CT 06109	06-1482496
451-33	Danbury	Branch	Patient Care	Priority Care, Inc.	11 Lake Ave Ext., Suite 2W Danbury, CT 06811-5258	06-1482496
453-31	Hamden	Branch	Patient Care	Priority Care, Inc.	3074 Whitney Ave, Hamden, CT 06518-2391	06-1482496
453-33	New Haven BH	Branch	Patient Care	Priority Care, Inc.	1 Long Wharf Drive, Suite 102 New Haven, CT 06511-5991	06-1482496
450-33	Norwalk BH	Branch	Patient Care	Priority Care, Inc.	120 East Ave, Ste 2E, Norwalk, CT 06851-5703	06-1482496
265-21	Bridgeport PC		ADC of America	Adult Day Care of America, Inc.	211 State Street, 3rd Floor Bridgeport, CT 06604	06-1207175
266-21	New London PC		ADC of America	Adult Day Care of America, Inc.	17R Boston Post Rd Unit 2 Waterford CT 06385-2431	06-1207175
260-21	Waterbury PC		ADC of America	Adult Day Care of America, Inc.	76 Center Street, 2nd Floor East Waterbury, CT 06897-4429	06-1207175
262-21	Stamford PC		ADC of America	Adult Day Care of America, Inc.	1150 Summer Street, Stamford, CT 06905-5530	06-1207175
303-30	Orange Park VS	Parent	Apex Home Healthcare	Caretenders of Jacksonville, LLC	155 Blanding Blvd., Suite 1 Orange Park, FL 32073-2624	20-5890994
303-32	Jacksonville Southside VS	Parent	Apex Home Healthcare	Caretenders of Jacksonville, LLC	6789 Southpoint Pkwy, Suite 200 Jacksonville, FL 32216-8206	20-5890994
303-38	Jacksonville Riverside	Satellite	Apex Home Healthcare	Caretenders of Jacksonville, LLC	2237 Riverside Avenue Jacksonville, Florida 32204-4619	20-5890994
303-33	Ormond Beach VS Apex	Branch	Apex Home Healthcare	Caretenders of Jacksonville, LLC	1425 Hand Ave, Suite 1 Ormond Beach, FL 32174-1136	20-5890994
303-34	Orange City VS	Branch	Apex Home Healthcare	Caretenders of Jacksonville, LLC	775 Harley Strickland Blvd, Suite 108 Orange City, FL 32763-7963	20-5890994
303-35	Jacksonville Northside VS	Branch	Apex Home Healthcare	Caretenders of Jacksonville, LLC	3890 Dunn Avenue, Suite 103 Jacksonville, FL 32218-6428	20-5890994
320-37	Port Charlotte	Parent	Mederi Caretenders	Caretenders Visiting Services of District 6, LLC	18501 Murdock Cir Ste 308, Port Charlotte, FL 33948-1039	30-0425709
325-32	Bradenton East	Parent	Florida Home Health	Caretenders Visiting Services of District 6, LLC	201 2nd St East Bradenton FL 34208-1030	30-0425709
325-33	Sebring VS	Branch	Florida Home Health	Caretenders Visiting Services of District 6, LLC	2155 US 27 South Sebring, FL 33870-4933	30-0425709
325-35	Bradenton VS	Parent	Mederi Caretenders	Caretenders Visiting Services of District 6, LLC	3806 Manatee Ave W, Ste 100, Bradenton FL 34205-1714	30-0425709
325-34	Haines City VS	Branch	Mederi Caretenders	Caretenders Visiting Services of District 6, LLC	306 S. 10th Street, Ste 340 Haines City, FL 33844-5602	30-0425709
301-31	Palm Bay VS	Parent	Mederi Caretenders	Caretenders Visiting Services of District 7, LLC	3800 West Eau Gallie Blvd, Ste 103, Melbourne FL 32934-3285	30-0425714
350-31	Gainesville VS	Parent	Mederi Caretenders	Caretenders Visiting Services of Gainesville, LLC	4923 NW 43rd Street, Suite A Gainesville, FL 32606-4460	30-0425715
350-34	Lake City VS	Branch	Mederi Caretenders	Caretenders Visiting Services of Gainesville, LLC	3593 NW Devane St, Lake City FL 32055-4841	30-0425715
350-35	Newberry	Branch	Mederi Caretenders	Caretenders Visiting Services of Gainesville, LLC	95 NW 253rd St Newberry FL 32669	30-0425715
351-35	Leesburg VS	Parent	Better @ Home	Caretenders Visiting Services of Gainesville, LLC	210 South Lake Street, Suite 10 Leesburg, FL 34748-7370	30-0425715
352-31	Brooksville VS	Parent	Mederi Caretenders	Caretenders Visiting Services of Hernando County, LLC	12106 Cortez Blvd Brooksville, FL 34613-5514	20-5826497
302-33	Palatka VS	Branch	Mederi Caretenders	Caretenders Visiting Services of Hernando County, LLC	3900 Crill Avenue Palatka, FL 32177-9171	20-5826497
351-33	Tavares VS	Branch	Mederi Caretenders	Caretenders Visiting Services of Hernando County, LLC	1980 Prevatt Street Eustis, FL 32726	20-5826497
352-32	Inverness VS	Branch	Mederi Caretenders	Caretenders Visiting Services of Hernando County, LLC	2212 Highway 44 West Inverness, FL 34453-3860	20-5826497
351-36	The Villages VS	Parent	Better @ Home	Caretenders Visiting Services of Hernando County, LLC	1554 Bella Cruz Dr The Villages/Lade Lake, FL 32159-8969	20-5826497
351-31	Ocala West VS	Parent	Better @ Home	Caretenders Visiting Services of Ocala, LLC	8960 SW Highway 200, Unit 5, Ocala FL 34481-1700	20-4522444
351-34	Ocala East VS	Satellite	Better @ Home	Caretenders Visiting Services of Ocala, LLC	1333 SE 25th Loop, Suite 102 Ocala FL 34471-1072	20-4522444
330-31	Altamonte Springs VS	Parent	Mederi Caretenders	Caretenders Visiting Services of Orlando, LLC	474 S. Northlake Blvd. Altamonte Springs, FL 32701-5245	30-0425717
330-33	Kissimmee VS	Parent	Mederi Caretenders	Caretenders Visiting Services of Orlando, LLC	1167 Miranda Lane, Kissimmee, FL 34741-0763	30-0425717
326-31	Pinellas Park VS	Parent	Mederi Caretenders	Caretenders Visiting Services of Pinellas County, LLC	6445 102nd Avenue North Pinellas Park, FL 33782-3027	20-5826531
353-31	Clearwater VS	Parent	Mederi Caretenders	Caretenders Visiting Services of Pinellas County, LLC	2430 Estancia Blvd, Suite 201, Clearwater, FL 33761-2644	20-5826531
302-31	St. Augustine VS	Parent	Community Home Health	Caretenders Visiting Services of St. Augustine, LLC	301 Health Park Blvd., Suite 110 St. Augustine, FL 32086-5794	20-2910357
280-31	Fort Lauderdale VS	Parent	Mederi Caretenders	Mederi Caretenders VS of Broward, LLC	4901 NW 17th Way, Suite 104 Ft. Lauderdale, FL 33309-3770	26-1264504
282-31	North Palm Beach VS	Parent	Mederi Caretenders	Mederi Caretenders VS of Broward, LLC	4 Harvard Circle, Ste 950, West Palm Beach, FL 33409-1990	26-1264504
300-31	Vero Beach VS	Parent	Mederi Caretenders	Mederi Caretenders VS of SE FL, LLC	1285 36th Street, Suite 201 Vero Beach, FL 32960-6588	26-1264234
300-32	Port St. Lucie VS	Branch	Mederi Caretenders	Mederi Caretenders VS of SE FL, LLC	1800 SE Port St. Lucie Blvd Morningside Professional Plaza Port St. Lucie, FL 34952-7575	26-1264234
320-31	Fort Myers VS	Parent	Mederi Caretenders	Mederi Caretenders VS of SW FL, LLC	6150 Diamond Center Court, Suite A Ft. Myers, FL 33912-7147	26-1264384
320-34	Naples VS	Branch	Mederi Caretenders	Mederi Caretenders VS of SW FL, LLC	3459 Pine Ridge Rd. #801 Naples, FL 34109-3838	26-1264384
354-31	Tampa VS	Parent	Quality of Life Home Care Services	Mederi Caretenders VS of Tampa, LLC	3500 E. Fletcher Ave Suite 100 Tampa, FL 33613-4701	26-1248096
354-32	Lakeland VS	Branch	Quality of Life Home Care Services	Mederi Caretenders VS of Tampa, LLC	1476 Town Center Dr Suite 211, Lakeland, FL 33802-7971	26-1248096
343-31	Pensacola VS	Parent	SunCrest OMNI	OMNI Home Health- District 1, LLC	8800 University Parkway, Ste C-3, Pensacola, FL 32514-4928	20-0527436
340-33	Panama City	Parent	SunCrest OMNI	OMNI Home Health- District 2, LLC	1617 Tennessee Ave Lynn Haven, FL 32444-3652	20-0527566
341-31	Tallahassee	Parent	SunCrest OMNI	OMNI Home Health- District 2, LLC	2343 Hansen Ln, Tallahassee, FL 32301-4888	20-0527566
357-31	Homosassa	Parent	SunCrest OMNI	OMNI Home Health- Hernando, LLC	4359 South Suncoast Boulevard, Homosassa, FL 34446-1181	59-3741300
357-33	Lake City	Branch	SunCrest OMNI	OMNI Home Health- Hernando, LLC	1037 US Hwy 90 W, Suite140, Lake City, FL 32055-3740	59-3741300
357-34	Gainesville	Branch	SunCrest OMNI	OMNI Home Health- Hernando, LLC	4045 NW 43rd Street, Suite B, Gainesville, FL 32606-4608	59-3741300
357-32	Ocala	Branch	SunCrest OMNI	OMNI Home Health- Hernando, LLC	3200 SW 34th Avenue, Suite 301 , Ocala, FL 34474-7463	59-3741300
357-35	Palatka	Branch	SunCrest OMNI	OMNI Home Health- Hernando, LLC	700 Zeagler Dr. Suite 6, Palatka, FL 32177-3826	59-3741300
309-31	Jacksonville	Parent	SunCrest OMNI	OMNI Home Health- Jacksonville, LLC	9143 Phillips Highway, Suite 170, Jacksonville, FL 32256-1361	59-3754764
306-31	St. Vincents	Parent	St. Vincent's Home Health	OMNI Home Health- District 4, LLC	2651 Park Street, Jacksonville, FL 32204-4519	20-1657488
326-32	New Port Richey	Parent	Mederi Caretenders	Home Health Agency- Pinellas, LLC	7615 Little Road, New Port Richey, FL 34654-5525	59-3757320
354-33	Sun City	Parent	Florida Home Health	Home Health Agency- Hillsborough, LLC	139 South Pebble Beach Blvd. Suite 201, Sun City Center, FL 33573-4712	59-3757325
325-36	Bradenton West	Branch	Florida Home Health	Home Health Agency- Hillsborough, LLC	1802 59th Street West, Bradenton, FL 34209-4630	59-3757325
320-36	Sarasota	Parent	Mederi Caretenders	Home Health Agency- Collier, LLC	5260 Station Way, Bld B, Sarasota, FL 34233-3232	20-0832146
302-34	St. Augustine North	Parent	Community Home Health	BGR Acquisition, LLC	475 West Town Place, Suite 100, St. Augustine, FL 32092-3649	51-0606314
305-38	Jacksonville		SunCrest Rehab Services	SunCrest Outpatient Rehab Services, LLC	9143 Phillips Highway, Suite 170, Jacksonville, FL 32256-1361	26-1910553
280-21	Fort Lauderdale PC		Almost Family	Almost Family PC of Ft. Lauderdale, LLC	5440 NW 33rd Ave, Suite 111 Ft. Lauderdale, FL 33309-6341	26-1260724
322-21	Naples PC		Almost Family	Almost Family PC of SW Florida, LLC	851 5th Ave North, Suite 101 Naples, FL 34102-5582	26-1261522
303-23	Ormond Beach PC		Apex Companion Care	Caretenders Visiting Services of St. Augustine, LLC	310 Wilmette Ave, Suite 4 Ormond Beach, FL 32174-8105	20-2910357
354-21	SunCrest Tampa PC		SunCrest OMNI	SunCrest Home Health of Tampa, LLC	200 S. Hoover Blvd, Suite 160, Tampa, FL 33609-3597	27-3742788
350-38	Gainesville Rehab		Mederi Caretenders Health & Rehab	Caretenders Visiting Services of Gainesville, LLC	8109 NW 27th Blvd Gainesville, FL 32606-8636	30-0425715
240-31	Atlanta, GA (Marietta)	Parent	SunCrest Home Health	SunCrest Home Health of Georgia, Inc.	2440 Lake Park Dr., Ste 110, Smryna, GA 30080-8993	26-1911187
242-31	Gainesville	Parent	SunCrest Home Health	SunCrest Home Health of Georgia, Inc.	906A Interstate Ridge Drive, Gainesville, GA 30501-7074	26-1911187
244-31	Covington	Parent	SunCrest Home Health	SunCrest Home Health of Georgia, Inc.	5109 Highway 278 NE, Suite C,, Covington, GA 30014-2608	26-1911187
243-31	Riverdale	Parent	SunCrest Home Health	SunCrest Home Health of Georgia, Inc.	29 Upper Riverdale Road Southwest, Suite 130, Riverdale, GA 30274-2616	26-1911187
243-32	Griffin	Branch	SunCrest Home Health	SunCrest Home Health of Georgia, Inc.	315 South 9th Street, Griffin, GA 30224-4111	26-1911187
243-33	Newnan	Branch	SunCrest Home Health	SunCrest Home Health of Georgia, Inc.	246 Bullsboro Drive, Suite D & E, Newnan, GA 30263-3166	26-1911187
246-31	Savannah	Parent	SunCrest Home Health	SunCrest Home Health of Georgia, Inc.	7370 Hodgson Memorial Drive, Suite A7, Savannah, GA 31406-2536	26-1911187
246-32	Adel	Parent	SunCrest Home Health	SunCrest Home Health of South GA, Inc.	110 E. 4th Street, Adel, GA 31620-2730	27-0678757
241-31	Atlanta Metro	Parent	SunCrest Home Health	SunCrest Home Health- Southside, LLC	7840 Roswell Rd., Ste. 215, Atlanta, GA 30350-6877	45-2283548
250-31	Fairview Heights	Parent	Mederi Caretenders	Caretenders Visiting Services of Southern Illinois, LLC	141 Market Place Dr Suite 110, Fairview Heights IL 62208-2034	20-5826553
250-32	Breese	Branch	Mederi Caretenders	Caretenders Visiting Services of Southern Illinois, LLC	496 Memorial Drive Breese, IL 62230-1096	20-5826553
250-34	Jefferson County (Mt. Vernon)	Branch	Mederi Caretenders	Caretenders Visiting Services of Southern Illinois, LLC	4202 Williamson Place, Suite 1 Mt. Vernon, IL 62864-6760	20-5826553
254-31	Tinley Park	Parent	OMNI Home Care	Home Health Agency- Illinois, LLC	19146 S. 88th Avenue, Mokena, IL 60448-8135	59-3757324
145-31	New Albany	Parent	Caretenders	Caretenders Visiting Services of Kentuckiana, LLC	1724 State Street New Albany, IN 47150-4604	20-3021812
145-32	Jeffersonville	Branch	Caretenders	Caretenders Visiting Services of Kentuckiana, LLC	63 Quartermaster Court Jeffersonville, IN 47130-3623	20-3021812
146-31	Columbus	Parent	Angels of Mercy Homecare	Caretenders Visiting Services of Kentuckiana, LLC	522 Franklin Street Columbus IN 47201-6214	20-3021812
150-31	Marion	Parent	Angels of Mercy Homecare	IN Homecare Network North, LLC	1800 N. Wabash St, Ste 100, Marion IN 46952-1300	46-3020499
150-34	Logansport	Branch	Angels of Mercy Homecare	IN Homecare Network North, LLC	444 Mall Rd, Suite 1, Logansport, IN 46947-2242	46-3020499
150-33	Warsaw	Branch	Angels of Mercy Homecare	IN Homecare Network North, LLC	2280 Provident Ct, Suite D, Warsaw, IN 46850-3284	46-3020499
151-31	Muncie	Parent	Indiana Homecare Network	IN Homecare Network North, LLC	3705 N. Briarwood Ln Muncie, IN 47304-6361	46-3020499
152-31	Greenwood	Parent	Angels of Mercy Homecare	IN Homecare Network Central, LLC	973 Emerson Pkwy. Suite B, Greenwood, IN 46143-6907	46-3029953
147-31	Huntingburg	Parent	Angels of Mercy Homecare	Caretenders Visiting Services of Kentuckiana, LLC	511 E. 4th St, Suite 111, Huntingburg, IN 47542-1360	20-3021812
144-34	Richmond	Parent	OMNI Home Care	Home Health Agency- Indiana, LLC	111 Garwood Road, Richmond, IN 47374-6031	20-1408322
144-31	Evansville	Parent	OMNI Home Care	Home Health Agency- Indiana, LLC	600 N. Weinbach Ave, Suite 610, Evansville, IN 47711-5976	20-1408322
120-31	Lexington VS	Parent	Caretenders	Caretenders VS of Central KY, LLC	2432 Regency Road, Suite 150 Lexington, KY 40503-2989	26-1259391
120-32	Frankfort VS	Branch	Caretenders	Caretenders VS of Central KY, LLC	101 Medical Heights Drive Suite O Frankfort, KY 40601-4137	26-1259391
120-33	Danville VS	Branch	Caretenders	Caretenders VS of Central KY, LLC	101 Ponder Ct. Suite A, Danville KY 40422-9007	26-1259391
120-34	Richmond VS	Branch	Caretenders	Caretenders VS of Central KY, LLC	5008 Atwood Drive, Ste. 1 Richmond, KY 40475-8184	26-1259391
120-35	Georgetown VS	Branch	Caretenders	Caretenders VS of Central KY, LLC	1571 Paris Rd Ste F Georgetown KY 40324-8804	26-1259391
141-31	Owensboro VS	Parent	Caretenders	Caretenders VS of Western KY, LLC	2200 East Parish Ave, Bldg. E, Suite 203 Owensboro, KY 42303-1449	26-1258938
141-32	Henderson VS	Branch	Caretenders	Caretenders VS of Western KY, LLC	1630 Second St Henderson, KY 42420-3364	26-1258938
141-33	Madisonville VS	Branch	Caretenders	Caretenders VS of Western KY, LLC	352 East Center Street Madisonville, KY 42431-2136	26-1258938
141-34	Ohio County	Branch	Caretenders	Caretenders VS of Western KY, LLC	112 McMurtry Street Suite 2 Hartford, KY 42347	26-1258938
142-34	Caldwell County	Parent	Caldwell County Hospital Home Health Agency	Caretenders VS of Western KY, LLC	1310 US Highway 62 West, Princeton, KY 42445-6106	26-1258938
100-31	Louisville VS	Parent	Caretenders	Caretenders VS of Louisville, LLC	4545 Bishop Lane, Suite 200 Louisville, KY 40218-4574	26-1264112
100-34	Shepherdsville/Lebanon Junction VS	Branch	Caretenders	Caretenders VS of Louisville, LLC	1553 Hwy 44 East, Ste. 1 Shepherdsville, KY 40165-7183	26-1264112
100-37	LaGrange VS	Branch	Caretenders	Caretenders VS of Louisville, LLC	2206 Commerce Pkwy, Suite A LaGrange, KY 40031-8791	26-1264112
100-32	Louisville Central VS	Branch	Caretenders	Caretenders VS of Louisville, LLC	1169 Eastern Parkway, Suite 3323 Louisville, KY 40217-1415	26-1264112
100-35	Shelbyville VS	Branch	Caretenders	Caretenders VS of Louisville, LLC	197 Alpine Drive Shelbyville, KY 40065-8878	26-1264112
100-36	Louisville SW VS	Branch	Caretenders	Caretenders VS of Louisville, LLC	9702 Stonestreet Road, Medical Office Bldg. 1, Suite 330 Louisville, KY 40272-6820	26-1264112
102-31	Elizabethtown VS	Parent	Caretenders	Caretenders VS of Lincoln Trail, LLC	1105 Juliana Court, Ste. 3 Elizabethtown, KY 42701-7937	26-3632764
102-32	Nelson County VS (Bardstown)	Branch	Caretenders	Caretenders VS of Lincoln Trail, LLC	935A Chambers Blvd Bardstown, KY 40004-2575	26-3632764
102-33	Meade County VS (Brandenburg)	Branch	Caretenders	Caretenders VS of Lincoln Trail, LLC	1270 Old Ekron Road, Suite C Brandenburg, KY 40108-8345	26-3632764
200-31	Northern Kentucky VS	Parent	Caretenders of Northern KY	Caretenders VS of Central KY, LLC	168 Barnwood Drive, Suite A Edgewood, KY 41017-2501	26-1259391
160-31	Boston (Newton)	Parent	Caretenders	Caretenders VS of Boston, LLC	29 Crafts Street, Suite 330 Newton, MA 02458-1271	26-1258759
160-32	Boston N. (Andover)	Branch	Caretenders	Caretenders VS of Boston, LLC	401 Andover Street, Suite 102 North Andover, MA 01845-5076	26-1258759
160-33	Boston W. (Westborough)	Branch	Caretenders	Caretenders VS of Boston, LLC	287 Turnpike Road Suite 285 Westborough, MA 01581	26-1258759
160-34	Boston S. (Braintree)	Branch	Caretenders	Caretenders VS of Boston, LLC	222 Forbes Road, Suite 102 Braintree, MA 02184-2719	26-1258759
161-31	Western Mass	Parent	Caretenders	Caretenders VS of Boston, LLC	330 Whitney Ave, Ste 720, Holyoke, MA 01040-2659	26-1258759
190-31	St. Louis	Parent	Mederi Caretenders	Caretenders Visiting Services of St. Louis, LLC	655 Craig Road, Suite 140 Creve Coeur, MO 63141-7168	20-5826598
190-32	Sullivan	Branch	Mederi Caretenders	Caretenders Visiting Services of St. Louis, LLC	33 North Clark, Ste. B Sullivan, MO 63030-1600	20-5826598
190-33	St. Charles (O'Fallon)	Branch	Mederi Caretenders	Caretenders Visiting Services of St. Louis, LLC	1041 Peruque Crossing Court, Suite B, O'Fallon, Mo 63366-2362	20-5826598
190-34	St. Louis East (Wise Ave.)	Branch	Mederi Caretenders	Caretenders Visiting Services of St. Louis, LLC	6410 Wise Ave Saint Louis, Mo 63139-3315	20-5826598
134-35	Hernando	Branch	Homechoice Health Services	SunCrest Healthcare of West Tennessee, LLC	2007 Oak Tree Cove, Hernando, MS 38632-1198	37-1550880
134-36	Holly Springs	Branch	Homechoice Health Services	SunCrest Healthcare of West Tennessee, LLC	491 B Craft Street, Holly Springs, MS 38635-3251	37-1550880
401-31	Passaic / Clifton	Parent	Patient Care	Patient Care New Jersey, Inc.	6 Brighton Rd Ste 107, Clifton NJ 07012-1604	20-1574433
401-32	Morris County (Denville)	Branch	Patient Care	Patient Care New Jersey, Inc.	400 Morris Ave, Ste. 218 Denville, NJ 07834-1362	20-1574433
401-33	Bergen County (Rochelle Park)	Branch	Patient Care	Patient Care New Jersey, Inc.	365 West Passaic Street Rochelle Park, NJ 07662-3012	20-1574433
401-34	North Passaic / Pompton Lakes	Branch	Patient Care	Patient Care New Jersey, Inc.	795 Franklin Ave, Ste C201 Franklin Lakes, NJ 07417-1368	20-1574433
400-31	West Orange	Parent	Patient Care	Patient Care Medical Services, Inc.	300 Executive Drive, Suite 175 West Orange, NJ 07052-0077	22-2170708
400-32	Newark	Branch	Patient Care	Patient Care Medical Services, Inc.	495 N. 13th Street, Suite 24-2-1 Newark, NJ 07107-1317	22-2170708
220-35	Fairfield (Lancaster)	Parent	Caretenders VNA	Caretenders VS of Ohio, LLC	1231 East Main Street Lancaster, OH 43130-4058	26-3706241
220-36	Columbus	Branch	Caretenders VNA	Caretenders VS of Ohio, LLC	1900 Crown Park Court Suite C Columbus, OH 43235-2407	26-3706241
272-31	Beachwood	Parent	Caretenders	Caretenders of Cleveland, Inc.	23611 Chagrin Blvd, Suite 130 Beachwood, OH 44122-5540	61-1306845
272-33	Akron	Branch	Caretenders	Caretenders of Cleveland, Inc.	1225 E. Waterloo Road Akron, OH 44306-3805	61-1306845
272-32	Parma/Middleburg Heights	Branch	Caretenders	Caretenders of Cleveland, Inc.	18000 Jefferson Park Rd, Suite 103 Middleburg Heights, OH 44130-3486	61-1306845
272-34	Youngstown	Branch	Caretenders	Caretenders of Cleveland, Inc.	130 Churchill-Hubbard Rd Youngstown, OH 44505-1323	61-1306845
273-22	Canton	Branch	Caretenders	Caretenders of Cleveland, Inc.	4565 Dressler Road N.W., Suite LL02, Canton, OH 44718-2594	61-1306845
272-35	Ashtabula County	Branch	Caretenders	Caretenders of Cleveland, Inc.	2602 Hubbard Road Madison, OH 44057	61-1306845
	Shaker Heights	Branch	Caretenders	Caretenders of Cleveland, Inc.	20600 Chagrin Blvd. Suite 290 Shaker Heights, OH 44122-5344	61-1306845
220-37	Fayette (Washington C.H.)	Parent	Caretenders VNA	Caretenders VNA of Ohio, LLC	1450 Columbus Avenue, Suite 102, Washington Courthouse, OH 43160-1987	27-3756374
200-33	Cincinnati	Parent	Caregivers Health Network	Caretenders VS of SE Ohio, LLC	9912 Carver Rd Ste 100 Blue Ash OH 45242-5541	45-1139239
275-31	Canton	Parent	Cambridge Caretenders	Cambridge Home Health Care, Inc.	4840 Higbee Ave NW, Canton, OH 44718-2528	34-1772291
275-24	New Philadelphia	Branch	Cambridge Caretenders	Cambridge Home Health Care, Inc.	525 West high Ave New Philadelphia, OH 44663	34-1772291
275-22	Wooster	Branch	Cambridge Caretenders	Cambridge Home Health Care, Inc.	210 East Milltown, Suite C Wooster, OH 44691	34-1772291
275-25	Salem	Branch	Cambridge Caretenders	Cambridge Home Health Care, Inc./Private	1098-B East State Street Salem, OH 44460	34-1772292
276-25	Steubenville	Branch	Cambridge Caretenders	Cambridge Home Health Care, Inc./Private	2615 Sunset Boulevard, Steubenville, OH 43952-1115	34-1772292
278-31	Mansfield	Parent	Cambridge Home Health Care	Cambridge Home Health Care, Inc.	780 Park Ave West Mansfield, OH 44906-3009	34-1772291
278-22	Mt. Vernon	Branch	Cambridge Home Health Care	Cambridge Home Health Care, Inc.	314 South Main Street Mount Vernon, OH 43050	34-1772291
278-24	Ashland	Branch	Cambridge Home Health Care	Cambridge Home Health Care, Inc.	1630 Eagle Way Ashland, OH 44805	34-1772291
278-25	Marion	Branch	Cambridge Home Health Care	Cambridge Home Health Care, Inc.	165 W. Center St. Ste 401 Marion, OH 43302-3741	34-1772291
274-31	Ravenna	Parent	Cambridge Home Health Care	Cambridge Home Health Care, Inc.	1949 State Route 59, Suite 101 Kent, OH 44240-8113	34-1772291
277-31	Sandusky	Parent	Cambridge Home Health Care	Cambridge Home Health Care, Inc.	2819 South Hayes Ave Suite 5 Sandusky, OH 44870-5391	34-1772291
277-24	Elyria (formally Medina)	Branch	Cambridge Home Health Care	Cambridge Home Health Care, Inc.	1204 E Broad St Elyria OH 44035-6308	34-1772291
277-25	Middleburg Heights	Branch	Cambridge Home Health Care	Cambridge Home Health Care, Inc.	7043 Pearl Road, Suite 260 Middleburg Heights, OH 44130	34-1772291
202-31	Springfield	Parent	Cambridge Caretenders	Cambridge Home Health Care, Inc.	1130 Vestor Ave, Springfield OH 45503-7302	34-1772291
202-24	Dayton	Branch	Cambridge Caretenders	Cambridge Home Health Care, Inc.	7025 Old Troy Pike Huber Heights, OH 45424-2760	34-1772291
205-31	Zanesville	Parent	Cambridge Caretenders	Cambridge Home Health Care, Inc.	1100 Brandywine Blvd, Ste E, 1st Fl Zanesville, OH 43701	34-1772291
205-23	Marietta	Branch	Cambridge Caretenders	Cambridge Home Health Care, Inc./Private	109 Scammel Street Marietta, OH 45750	34-1772292
205-22	Cambridge	Branch	Cambridge Caretenders	Cambridge Home Health Care, Inc./Private	1300 Clark St, Suite 7, Cambridge OH 43725-8875	34-1772292
205-24	Athens	Branch	Cambridge Caretenders	Cambridge Home Health Care, Inc./Private	213 Columbus Road, Suite 103 Athens, OH 45701	34-1772292
205-25	Newark		Cambridge Caretenders	Cambridge Home Health Care, Inc./Private	1949 Tamarack Road Newark, OH 43055-1300	34-1772292
220-22	Chillicothe		Cambridge Home Health Care	Cambridge Home Health Care, Inc./Private	74 North Plaza Blvd Chillicothe, OH 45601	34-1772292
277-21	Findlay		Cambridge Home Health Care	Cambridge Home Health Care, Inc./Private	116 South Main Street Findlay, OH 45840	34-1772292
274-22	Medina		Cambridge Home Health Care	Cambridge Home Health Care, Inc./Private	520 East Smith Road Medina OH 44256-2638	34-1772292
277-22	Toledo		Cambridge Home Health Care	Cambridge Home Health Care, Inc./Private	1574 Henthorne Dr, Suite B, Maumee OH 43537-3921	34-1772292
274-23	Twinsburg		Cambridge Home Health Care	Cambridge Home Health Care, Inc./Private	8536 Crow Dr, Suite 230, Macedonia OH 44056-1900	34-1772292
274-21	Youngstown		Cambridge Home Health Care	Cambridge Home Health Care, Inc./Private	5423 Mahoning Avenue, Suite C Austintown, OH 44515	34-1772292
430-31	Wyomissing	Parent	Patient Care	Patient Care Pennsylvania, Inc.	2201 Ridgewood Road, Suite 210 Wyomissing, PA 19610-1196	37-1459396
431-31	Hermitage	Parent	Cambridge Home Health Care	Cambridge Home Health Care, Inc.	3553 East State St Hermitage, PA 16148-3450	34-1772291
431-23	Butler	Branch	Cambridge Home Health Care	Cambridge Home Health Care, Inc.	1140 N. Main Street Ext. Butler, PA 16001	34-1772291
435-31	Carnegie	Parent	OMNI Home Care	Home Health Agency- Pennsylvania, LLC	600 North Bell Ave, Suite 130 , Carnegie, PA 15106-4324	59-3757322
436-31	Tyrone	Parent	OMNI Home Care	Home Health Agency- Central Pennsylvania, LLC	221 Hospital Drive, Suite 2, Tyrone, PA 16686-1808	20-1497787
432-31	Harrisburg	Parent	OMNI Home Care	Home Health Agency- Central Pennsylvania, LLC	6310 Allentown Blvd, Ste 100 Harrisburg, PA 17112-2739	20-1497787
432-32	York	Branch	OMNI Home Care	Home Health Agency- Central Pennsylvania, LLC	873 Clare Lane, York, PA 17402-4317	20-1497787
437-31	Elkins Park	Parent	OMNI Home Care	Home Health Agency- Philadelphia, LLC	872 Jenkintown Road, Suite 2, Elkins Park, PA 19027-1649	20-1408427
434-31	Allentown	Parent	OMNI Home Care	Home Health Agency- Philadelphia, LLC	5000 Tilghman St Suite 110 Allentown PA 18104-9167	20-1408427
433-31	Hazelton	Parent	OMNI Home Care	Home Health Agency- Philadelphia, LLC	Beltway Commons, 426 Airport Road, Suite 138, Hazel Township, PA 18202-3361	20-1408427
134-31	Memphis	Parent	Homechoice Health Services	SunCrest Healthcare of West Tennessee, LLC	2606 Corporate Avenue, Suite 201, Memphis, TN 38132-1708	37-1550880
134-37	Bolivar	Branch	Homechoice Health Services	SunCrest Healthcare of West Tennessee, LLC	608-C Tennessee Street, Bolivar, TN 38008-2443	37-1550880
134-33	Brownsville	Branch	Homechoice Health Services	SunCrest Healthcare of West Tennessee, LLC	1310 East College Street, Brownsville, TN 38012-1657	37-1550880
134-22	Covington PD	Branch	Homechoice Health Services	SunCrest Healthcare of West Tennessee, LLC	442 Highway 51 North, Suite G, Covington, TN 38019-2374	37-1550880
134-21	Memphis (Kirby) PD	Branch	Homechoice Health Services	SunCrest Healthcare of West Tennessee, LLC	2603 Corporate Ave., Suite 260, Memphis, TN 38132-1716	37-1550880
136-31	Clarksville	Parent	SunCrest Home Health	SunCrest Home Health of Nashville, Inc.	2292 Dalton Dr Suite A, Clarksville, TN 37043-8960	27-2258905
136-32	Dickson	Branch	SunCrest Home Health	SunCrest Home Health of Nashville, Inc.	699 Highway 70 E, Dickson, TN 37055-2156	27-2258905
130-31	Madison	Parent	SunCrest Home Health	SunCrest Healthcare of Middle TN, LLC	1210 Briarville Road, Building D, Madison, TN 37115-5141	71-1017674
130-33	Franklin	Branch	SunCrest Home Health	SunCrest Healthcare of Middle TN, LLC	1896 General George Patton Drive, Suite 500, Franklin, TN 37067-4608	71-1017674
130-35	Lafayette	Branch	SunCrest Home Health	SunCrest Healthcare of Middle TN, LLC	12124 Highway 52W Suite 2 Westmoreland TN 37186-3245	71-1017674
130-21	Madison (Cude Lane) PD	Branch	SunCrest Home Health	SunCrest Healthcare of Middle TN, LLC	168 Cude Lane, Madison TN, 37115-2202	71-1017674
130-34	Gallatin	Branch	SunCrest Home Health	SunCrest Healthcare of Middle TN, LLC	600 West Nashville Pike, Suite 200, Gallatin, TN 37066-7140	71-1017674
131-31	Smithville	Parent	SunCrest Home Health	SunCrest Healthcare of East Tennessee, LLC	471 West Broad Street, Smithville, TN 37166-1116	26-3548962
131-35	Sparta	Branch	SunCrest Home Health	SunCrest Healthcare of East Tennessee, LLC	451 Vista Dr, Sparta Medical Office Complex, Sparta, TN 38583-1299	26-3548962
131-32	Cookeville	Branch	SunCrest Home Health	SunCrest Healthcare of East Tennessee, LLC	345 S. Jefferson Street, Suite 201, Cookeville, TN 38501-3492	26-3548962
131-36	Woodbury	Branch	SunCrest Home Health	SunCrest Healthcare of East Tennessee, LLC	828 McMinnville Highway, Woodbury, TN 37190-1241	26-3548962
131-34	McMinnville	Branch	SunCrest Home Health	SunCrest Healthcare of East Tennessee, LLC	417 North Chancery Street, McMinnville, TN 37110-2049	26-3548962
131-33	Lebanon	Branch	SunCrest Home Health	SunCrest Healthcare of East Tennessee, LLC	1312 W. Main Stree, Suite A, Lebanon, TN 37087-3284	26-3548962
132-31	Tazewell	Parent	SunCrest Home Health	Tennessee Nursing Services of Morristown, Inc.	409 Cawood Road, Tazewell, TN 37879-3026	62-1049414
132-32	Kingsport	Branch	SunCrest Home Health	Tennessee Nursing Services of Morristown, Inc.	105 W. Stone Dr, Kingsport, TN 37660-3365	62-1049414
132-33	Jefferson City	Branch	SunCrest Home Health	Tennessee Nursing Services of Morristown, Inc.	657 Broadway Ste B Jefferson City TN 37760-4949	62-1049414
132-38	Tazewell - Hospice	Parent	SunCrest Hospice	Tennessee Nursing Services of Morristown, Inc.	409 Cawood Road, Tazewell, TN 37879-3026	62-1049414
133-31	Manchester	Parent	SunCrest Home Health	SunCrest Home Health of Manchester, Inc.	1914 McArthur Street, Manchester, TN 37355-2624	27-3742641
133-33	Shelbyville	Branch	SunCrest Home Health	SunCrest Home Health of Manchester, Inc.	313 Colloredo Boulevard, Suites 4 & 5, Shelbyville, TN 37160-2788	27-3742641
133-34	Winchester	Branch	SunCrest Home Health	SunCrest Home Health of Manchester, Inc.	155 Hospital Rd., Suite B, Winchester, TN 37398-2495	27-3742641
133-32	Murfreesboro	Branch	SunCrest Home Health	SunCrest Home Health of Manchester, Inc.	215 Castlewood Drive, Suite C, Murfreesboro, TN 37129-5164	27-3742641
131-21	Smithville PD		SunCrest Home Health	SunCrest Healthcare of East Tennessee, LLC	117 C East Bryant Street, Smithville, TN 37166-1339	26-3548962

- -